UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2024

Astera Labs, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-736297	82-3437062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2901 Tasman Drive, Suite 205
Santa Clara, CA 95054
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 337-9056

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALAB	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On August 6, 2024, Astera Labs, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended June 30, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 2.02 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01     Other Events

In connection with the Company’s initial public offering (the “IPO”) of common stock, each of the Company’s officers, directors, and holders of substantially all of the Company’s common stock and securities exercisable for or convertible into common stock entered into lock-up agreements with the underwriters for the IPO that, subject to certain exceptions, restrict such holder’s ability to sell or transfer their shares or otherwise engage in certain transactions related thereto. Such restrictions terminate on the earlier of (i) the opening of trading on the second trading day immediately following the Company’s release of earnings for the quarter ended June 30, 2024 and (ii) 180 days after March 19, 2024 (the “Restricted Period”).

On August 6, 2024, the Company publicly announced its earnings for the quarter ended June 30, 2024, and, as a result, the Restricted Period is expected to end at the opening of trading on August 8, 2024.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release issued by Astera Labs, Inc. dated August 6, 2024.
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2024	Astera Labs, Inc.

By: /s/ Michael Tate
Name: Michael Tate
Title: Chief Financial Officer